Liabilities to Credit Institutions (Tables)	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Summary of Liabilities to Credit Institutions

	2022	2021
Non-current liabilities to credit institutions	2,668	—
Current liabilities to credit institutions, consisting of the following:
—Liabilities to credit institutions	49,922	5,987
Total	52,590	5,987

In October 2019, the Group entered into a European Investment Fund guaranteed three-year term loan facility of €7.5 million (equivalent of $8.0 million) with Svensk Exportkredit (the “EIF Facility”). In October 2022, the EIF Facility was amended to extend the term for another three years, with a maturity date in October 2025. The loan facility and interest margin remain unchanged. For more information, see Note 3.1.3 Liquidity risk.

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